Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VineBrook Homes Trust, Inc. (the “Company”) for the period ending September 30, 2023, as filed with the Securities and Exchange Commission on November 14, 2023 (the “Report”), the undersigned, Brian Mitts, President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023
/s/ Brian Mitts
Brian Mitts
President and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)